UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 31, 2007
                                                 -------------------------------


                               GSAMP Trust 2007-H1
                         ------------------------------
                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)


                         Goldman Sachs Mortgage Company
               ---------------------------------------------------
               (Exact name of sponsor as specified in its charter)



        Delaware                  333-132809-49                      13-3387389
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation              File Number               Identification No.
         of Depositor)              of Issuing Entity)           of Depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)          (Zip Code)



Depositor's telephone number, including area code      (212) 902-1000
                                                  -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On January 31, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-H1 Mortgage Pass-Through Certificates, Series 2007-H1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee of GSAMP Trust 2007-H1 Mortgage Pass-Through Certificates, Series 2007-H1.

      The Company is electing to file certain information regarding each of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) as of February 8, 2007, which information is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 99.1 Schedule of information regarding the Mortgage Loans as of February 8, 2007.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 8, 2007                    GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Michelle Gill
                                              ----------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

99.1                            Schedule of information regarding the       (E)
                                Mortgage Loans as of February 8, 2007.